                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         SIGNAL TECHNOLOGY CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                         SIGNAL TECHNOLOGY CORPORATION

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           MAY 15, 2001 -- 9:00 A.M.

                            ------------------------

     You are hereby notified that the Annual Meeting of Stockholders of Signal Technology Corporation will be held on May 15, 2001, at 9:00 a.m., at the offices of Bingham Dana LLP, 16th Floor, 150 Federal Street, Boston, Massachusetts, to consider and act upon the following matters:

          1. To elect one class of two directors;

          2. To ratify the action of the directors in approving the 2001 Equity Incentive Plan including their reservation of 1,500,000 shares of Common Stock for issuance thereunder;

          3. To ratify the actions of the directors in extending the term of the Company's Employee Stock Purchase Plan and in amending the Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 300,000 to 468,000; and

          4. To transact such other business as may properly come before the meeting.

     If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the envelope provided to: Proxy Department, Fleet National Bank, c/o EquiServe Limited Partnership, P.O. Box 43010, Providence, Rhode Island 02940-3010.

     Only stockholders of record on the books of the Company at the close of business on March 30, 2001 are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          ROGER D. FELDMAN,
                                          Secretary

Dated:  April 10, 2001

                         SIGNAL TECHNOLOGY CORPORATION
                               EXECUTIVE OFFICES:
                               222 ROSEWOOD DRIVE
                            NORTHWOODS BUSINESS PARK
                               DANVERS, MA 01923
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement and the accompanying proxy card are being mailed to stockholders commencing on or about April 10, 2001. The accompanying proxy is solicited by the Board of Directors of Signal Technology Corporation (hereinafter called the "Company") for use at the Annual Meeting of Stockholders to be held on May 15, 2001, and any adjournment or adjournments thereof. The cost of soliciting proxies will be borne by the Company. Directors, officers and a few employees may assist in the solicitation of proxies by mail, telephone, telegraph and personal interview without additional compensation.

     When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If a proxy is signed and returned without specifying choices, the shares will be voted "FOR" proposals 1, 2, and 3 and at the discretion of the persons named as proxies in the manner they believe to be in the best interests of the Company as to other matters that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the meeting by written notice to the Company, by oral notice to the Secretary at the meeting or by submitting a later dated proxy.

     The Board of Directors has fixed the close of business on March 30, 2001 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 9,959,090 shares of the Company's Common Stock, $.01 par value ("Common Stock"), issued and outstanding, each of which is entitled to one vote. The holders of Common Stock do not have cumulative voting rights.

                               QUORUM AND VOTING

     The presence in person or by proxy at the annual meeting of holders of one third ( 1/3) of the Common Stock issued and outstanding is required for a quorum. Therefore, holders of not fewer than 3,319,697 shares of Common Stock must be present in person or by proxy for there to be a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on the ratification of the approval of the 2001 Equity Incentive Plan or the ratification of the extension of the Company's Employee Stock Purchase Plan, as well as "broker non-votes," discussed below, count toward establishing the presence of a quorum.

     Assuming the presence of a quorum, directors of the Company are elected by plurality vote of the shares of Common Stock present in person or by proxy and voting in the election of directors. Shares may be voted for or withheld from each nominee for election as a director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and have no effect on the election of directors of the Company.

     Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. The uncontested election of directors is a "routine" matter for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," which includes Items 2 and 3 on the agenda for this meeting of the Company's stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter, that action is called a "broker non-vote" as to that matter. "Broker non-votes" are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such a proxy card would be voted for the election of the director nominees.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     The By-laws of the Company permit a seven member Board of Directors, divided into three classes, as nearly equal in number as may be. The terms of each class are staggered so that the term of each class expires on the third anniversary of the annual meeting of the stockholders at which such class was elected. Accordingly, the term of one class of directors expires at each annual meeting of stockholders.

     The term of one class of directors, currently consisting of Bernard P. O'Sullivan and Joseph Schneider expires at the 2001 annual meeting. Unless otherwise instructed in the proxy, all proxies will be voted to elect Messrs. O'Sullivan and Schneider to a three-year term expiring at the 2004 annual meeting, with each such director to hold office until his successor has been duly elected and qualified. Messrs. O'Sullivan and Schneider are currently members of the Board of Directors and are standing for re-election. The Company does not contemplate that either of Messrs. O'Sullivan and Schneider will be unable to serve, but in that event proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. O'SULLIVAN AND SCHNEIDER.

     As described at the beginning of this proxy statement, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     The following table and narrative sets forth information regarding the principal occupation, other affiliations, committee memberships and age of the nominees and directors of the Company continuing in office.

                                                                                          TERM AS A
                     NAME                       AGE         POSITION WITH COMPANY       DIRECTOR ENDS
                     ----                       ---         ---------------------       -------------
Nominees for Election
  Bernard P. O'Sullivan(1)(3).................  73     Director                             2001
  Joseph Schneider(2).........................  50     Director                             2001

Directors Continuing in Office
  Larry L. Hansen(2)(3).......................  72     Director                             2002
  Harvey C. Krentzman(1)(2)(3)................  74     Director                             2002
  Thomas F. Skelly(2).........................  67     Director                             2002
  George E. Lombard(1)........................  60     Chairman of the Board and Chief      2003
                                                       Executive Officer
  Thomas G. McInerney(3)......................  64     Director                             2003

---------------
(1) Member of the Executive Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

     Larry L. Hansen, Director since 1991. Mr. Hansen was Executive Vice President of Tylan General (a sales and service center for pressure and flow products) from December 1989 until his retirement in January 1991. He is a director of Electro Scientific Industries, Inc. and Micrel, Inc.

     Harvey C. Krentzman, Director since 1981. Mr. Krentzman is a founder of the Company. He has been President of Advanced Management Associates Inc. (financial and management consultants) for more than 40 years. Mr. Krentzman is the Vice Chairman of the board of trustees of the Boston Symphony Orchestra and Northeastern University, a trustee of Beth Israel Deaconess, the Norman Rockwell Museum and the U.S.S. Constitution Museum, and is an honorary trustee of the Woods Hole Oceanographic Institution. Mr. Krentzman serves on the boards of directors of Jones & Vining, Inc., Arley Corporation, Bell Manufacturing Corporation and Inspectron Corporation.

     Thomas F. Skelly, Director since 1999. Prior to joining the Company, Mr. Skelly worked at The Gillette Company for 30 years, the last 17 of which he served as Senior Vice President of Finance and Chief Financial Officer. Mr. Skelly is a certified public accountant.

     George E. Lombard, Chairman of the Board of Directors and Chief Executive Officer since 1998. In addition, Mr. Lombard served as the Company's President until March 1999. From 1995 to 1998, Mr. Lombard served as President of L-3 Communications Corporation's Display Systems Division. Prior to that he was a Vice President of Unisys. Including successor corporations, Mr. Lombard's career includes 26 years with the Lockheed Corporation where he held several key management positions.

     Thomas G. McInerney, Director since 1999. General McInerney is President of TG McInerney Consulting. From 1996 to 2000, he was President and Chief Executive Officer of Business Executives for National Security (BENS). From 1994 to 1996, he was Vice President, Command and Control C(4)1 Programs for Loral Defense Systems-Eagan (formerly Unisys Electronic Systems division). In July 1994, as the Assistant Vice Chief of Staff of the Air Force, General McInerney retired with the rank of Lieutenant General following a 35 year military career. General McInerney also serves on the boards of directors of Armed Forces Bank, Worldwide Flight Services, Pan Am International Flight Academy, and Alloy Surfaces Company.

     Bernard P. O'Sullivan, Chairman of the Board from May 1990 until March 31, 1994 and Director since 1981. Mr. O'Sullivan is a founder of the Company. Prior to his retirement on May 31, 1987, he was President of O'Sullivan and Murphy, Inc. (a manufacturers' representative selling microwave components), a company he founded in May 1975.

     Joseph Schneider, Director since 1996. Mr. Schneider is President of JSA Partners, Inc., a strategic management consulting firm that specializes in the aerospace and defense industry and JSA Holdings, Inc. Prior to founding JSA Partners, Inc. in 1997, Mr. Schneider was a consultant with A.T. Kearney, Inc, and before that he was the President of EDS/JSA International after his prior company, JSA International, Inc., was acquired by Electronic Data Systems Corporation in August 1994. Prior thereto, Mr. Schneider was the founder and President of JSA International, Inc. from December 1981 until August 1994. Mr. Schneider serves on the board of directors of United Industrial Corporation and is the Chairman of JSA Research, Inc. From 1972 to 1977 Mr. Schneider served as an infantry officer primarily in the United States Army Airborne and Special Forces units.

              INFORMATION ABOUT BOARD OF DIRECTORS AND COMMITTEES

MEETINGS

     The Company's Board of Directors held seven meetings and acted by unanimous written consent on two occasions during fiscal year 2000. The Board has standing executive, audit and compensation committees; there is no nominating committee. All directors attended more than 75% of all meetings of the Board and of the committees of which they were members.

EXECUTIVE COMMITTEE

     The Executive Committee consists of three members and is reconstituted annually at the first meeting of the Board of Directors following the Annual Meeting of Stockholders. The current members of the Committee are Messrs. Bernard P. O'Sullivan (Chairman), Harvey C. Krentzman and George E. Lombard. The Executive Committee is authorized to act on behalf of the Board of Directors when the Board of Directors is not in session. The Executive Committee held no meetings in fiscal year 2000.

AUDIT COMMITTEE

     The Audit Committee consists of four members. The Audit Committee adopted a written charter on February 16, 2000. The Audit Committee Charter is attached hereto as Exhibit 1 to this proxy statement. The Audit Committee is reconstituted annually at the first meeting of the Board following the Annual Meeting of

Stockholders. The current members of the Committee are Messrs. Larry L. Hansen, Harvey C. Krentzman, Joseph Schneider and Thomas F. Skelly (Chairman). Each member of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee meets with the Company's auditors and principal financial personnel to review quarterly financial results and the results of the annual audit. The Audit Committee also reviews the scope of, and establishes fees for, audit and non-audit services performed by the independent accountants, reviews the independence of the independent accountants and the adequacy and effectiveness of the Company's internal accounting controls. The Audit Committee held four meetings in fiscal year 2000.

COMPENSATION COMMITTEE

     The Compensation Committee establishes the compensation and other incentive arrangements of each officer of the Company whose base salary is $125,000 or more. The Compensation Committee consists of four members, currently Messrs. Harvey C. Krentzman (Chairman), Bernard P. O'Sullivan, Larry L. Hansen and Thomas G. McInerney, and is reconstituted annually at the first meeting of the Board following the Annual Meeting of Stockholders. The Compensation Committee held five meetings in fiscal year 2000.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive an annual fee of $17,500 for serving on the Board, a fee of $800 for each Board meeting attended in excess of the sixth meeting within any fiscal year of the Company, and $500 for each committee meeting attended which is not held in conjunction with a meeting of the Board of Directors, plus reimbursement of out-of-pocket expenses for attendance at each Board or committee meeting.

     During 2000, the Company paid consulting fees of $17,500 and $6,000, respectively, to Bernard P. O'Sullivan, and Joseph Schneider, both of whom are directors of the Company. Mr. O'Sullivan provided services to the company in connection with marketing activities, and Mr. Schneider provided services to the company in connection with mergers and acquisitions. During 2000, the Company paid $60,000 to Advanced Management Associates Inc. ("AMA"), for management consulting services provided by Harvey C. Krentzman, a director of the Company and the President and principal owner of AMA. The Company believes these fees are comparable to fees that would be charged by unrelated third parties providing similar services.

                                APPROVAL OF THE
                      COMPANY'S 2001 EQUITY INCENTIVE PLAN
                             (ITEM 2 ON PROXY CARD)

     On April 3, 2001, the Board of Directors approved the 2001 Equity Incentive Plan (the "Equity Incentive Plan") and reserved 1,500,000 shares of Common Stock for issuance under the Equity Incentive Plan. The Company, through the granting of stock options (both incentive and nonstatutory), restricted stock or stock grants, provides incentives to the employees and directors of, and consultants to, the Company by enabling them to acquire or increase their proprietary interest in the Company.

SUMMARY DESCRIPTION OF THE 2001 EQUITY INCENTIVE PLAN

     The Equity Incentive Plan is administered by the Compensation Committee. Subject to the terms of the Equity Incentive Plan, the Compensation Committee has complete authority to designate persons to receive awards, to grant the awards, to determine the form of the awards and to fix all terms of any awards granted. Incentive stock options (which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) may be granted only to employees of the Company and must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant (110% for incentive stock options granted to any 10% stockholder of the Company). The aggregate exercise price of the shares of Common Stock as to which an incentive stock option first becomes exercisable in any year may not exceed $100,000. The term of an incentive stock option may not exceed ten years (five years in the case of an incentive stock option granted to any 10% stockholder of the Company). Nonstatutory stock options and other stock awards may be granted on such terms (as to date of grant, vesting, number of shares, exercise price (in the case of nonstatutory options), purchase price, restrictions on transfer, forfeiture and other provisions) as the Compensation Committee may determine, subject to the terms of the Equity Incentive Plan. The Equity Incentive Plan may be suspended or discontinued by the Board and may be amended by the Board, except that the stockholders of the Company must approve any amendment if such approval is required to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANTS

     Nonstatutory options. There are no Federal income tax consequences to the Company or the participants upon grant of nonstatutory options. Upon the exercise of such an option, (i) the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such option exceeds the exercise price, if any, and (ii) the Company will receive a corresponding deduction. A sale of Common Stock so acquired will give rise to a capital gain equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

     Incentive stock options. Except as noted at the end of this paragraph, there are no Federal income tax consequences to the Company or the participant upon grant or exercise of an incentive stock option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and the Company will be entitled to an equivalent deduction. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option.

     Restricted stock and stock grants. A participant will generally recognize ordinary income on receipt of an award of restricted stock or a stock grant when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

     Although the foregoing summarizes the essential features of the Equity Incentive Plan, it is qualified in its entirety by reference to the full text of the Equity Incentive Plan as approved, which is attached as Exhibit 2 to this proxy statement.

     The following table sets forth the number of options to purchase Common Stock under the 2001 Equity Incentive Plan on or prior to March 30, 2001 to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group:

              OPTIONS GRANTED UNDER THE 2001 EQUITY INCENTIVE PLAN

                        OPTIONEE(1)                           NUMBER OF OPTIONS
                        -----------                           -----------------
All directors who are not executive officers of the Company
  as a group................................................           --
All present executive officers of the Company as a group....           --
All employees of the Company, including all other current
  officers, as a group......................................           --

---------------
(1) Does not include directors or officers who did not receive any options under the 2001 Equity Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                    APPROVAL OF AN EXTENSION OF THE TERM OF
                   THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN
                             (ITEM 3 ON PROXY CARD)

     On April 3, 2001, the Board voted to amend the Company's Amended and Restated Employee Stock Purchase Plan (the "ESPP"). The amendments to the ESPP have the effect of extending the expiration of the plan from June 30, 2002 to June 30, 2003 and increasing the number of shares available for issuance under the ESPP from 300,000 to 468,000. The purpose of the ESPP is twofold: first, to encourage stock ownership by employees by establishing a program that permits them to purchase shares of Common Stock on a regular basis through payroll deductions; and second, to offer employees an opportunity, without adverse tax consequences, to purchase stock at a 15% discount from market price.

SUMMARY DESCRIPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

     The ESPP is intended to meet the requirements of Section 423 of the Code and applicable Treasury regulations. Individuals who are customarily employed on a full-time or part-time basis by the Company, and who are regularly scheduled to work more than 20 hours per week and more than five months per calendar year, except employees who hold 5% or more of the Company's Common Stock, are eligible to participate in the ESPP. Each participant in the ESPP is granted an option to purchase shares of Common Stock from the Company on the offering commencement date. The option expires six months later on the offering termination date. The exercise price of the option is 85% of the market value of the Common Stock on either the offering commencement date or the offering termination date, whichever is lower. Participants save funds to exercise the option by authorizing the Company to make payroll deductions. As each group of options expires, new options are granted. This continues until the earlier of the date all of the shares of Common Stock reserved under the ESPP have been sold, or until June 30, 2003, the date the ESPP terminates. An option must be exercised within 90 days after the participant's termination of employment for any reason other than death. In the event of the participant's death, the option may be transferred by the participant's will or the laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANTS

     There are no Federal income tax consequences to the Company or the participant upon the grant or exercise of an option acquired under the ESPP. The participant's basis in the stock purchased is equal to the option exercise price. If the participant holds shares of Common Stock purchased pursuant to the exercise of an ESPP option for at least two years after the date the option was granted and at least one year after the exercise of the option, (i) the subsequent sale of the shares of Common Stock will give rise to ordinary income in an amount equal to the 15% discount, (ii) the participant's basis in the shares of Common Stock will be increased by the amount recognized as ordinary income, (iii) the participant will recognize a long-term capital gain or loss equal to the difference between the adjusted basis and the sale price, and (iv) no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date the option was granted or within one year after the exercise of the option, (a) the participant will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise and the option exercise price, (b) the Company will be entitled to an equivalent deduction, (c) the participant's basis in such shares of Common Stock will be increased by the amount recognized as ordinary income, and (d) the participant will recognize a capital gain or loss equal to the difference between the adjusted basis and the sale price.

     Although the foregoing summarizes the essential features of the ESPP, it is qualified in its entirety by reference to the full text of the ESPP as amended, which is attached as Exhibit 3 to this proxy statement.

     The following table sets forth the number of shares of Common Stock purchased under Company's Employee Stock Purchase Plan on during the fiscal year ending December 31, 2000 to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group:

       SHARES PURCHASED UNDER THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

                        EMPLOYEE(1)                           NUMBER OF SHARES
                        -----------                           ----------------
John Cotumaccio.............................................         1,539
James V. DiLorenzo..........................................         3,645
Gene L. Joles...............................................           669
George E. Lombard...........................................         3,247
Robert N. Nelsen............................................         3,645
All directors who are not executive officers of the Company
  as a group................................................            --
All present executive officers of the Company as a group....        18,391
All employees of the Company, including all other current
  officers, as a group......................................        55,898

---------------
(1) Does not include directors or officers who have not purchased shares of Common Stock under the Company's Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the executive officers of the Company who are not also directors. Presidents of the Company's operating divisions are considered to be executive officers. The executive officers of the Company are elected annually by the Board of Directors following the Annual Meeting of Stockholders and serve at the discretion of the Board.

                   NAME                      AGE             POSITION WITH COMPANY
                   ----                      ---             ---------------------
Theodore A. Coppola.......................   41    President, Systems Operation
John Cotumaccio...........................   57    President, Keltec Operation
James V. DiLorenzo........................   59    President and Chief Operating Officer, and
                                                     President, Signal Wireless Group
Patrick D. Gallagher......................   57    President, Olektron Operation
Gene L. Joles.............................   51    President, Arizona Operation
Joseph W. Mersereau.......................   51    President, California Operation
Robert N. Nelsen..........................   53    Vice President, Treasurer and
                                                     Chief Financial Officer
David S. Parker...........................   53    Vice President, Human Resources and
                                                     Administration

     Theodore A. Coppola, President, Systems Operation of the Company since January 2001. Prior to that, from 1999 to 2001, Mr. Coppola served as the Vice President of New Business Development of the Company's Systems Operation. He served from 1997 to 1999 as Technologist/Vice President Engineering of the Company's Olektron and Systems Operations. From 1989 to 1997, Mr. Coppola was Vice President of Engineering of the Olektron Operation which he originally joined in 1987.

     John Cotumaccio, President, Keltec Operation of the Company since August 1998. Mr. Cotumaccio also serves as Senior Vice President, Operations of the Company. From 1979 to 1998, Mr. Cotumaccio held various positions at divisions of Loral Corporation and its successors, Lockheed Martin, and L-3 Communications Corporation, including Director of Manufacturing, Director of Operations, and other management positions. Prior to joining the Company, Mr. Cotumaccio served as the Vice President of Operations for L-3 Communications Corporation's Display Systems Division in Atlanta, Georgia.

     James V. DiLorenzo, President, Signal Technology Corporation since March 1999. Mr. DiLorenzo also serves as Chief Operating Officer of Signal Technology Corporation and President of Signal Wireless Group. Prior to joining the Company, he served since January 1996 as a general manager of Raytheon Microelectronics, a division of Raytheon Electronics, the commercial electronics group of Raytheon Company. Dr. DiLorenzo joined Raytheon in 1989 from Microwave Semiconductor Corporation, where he served as Vice President, Research and Development. Prior to that, Dr. DiLorenzo spent 17 years at AT&T's Bell Laboratories, concluding his tenure there as department head of special materials and devices. Dr. DiLorenzo has over 25 years of senior management experience in the electronics industry.

     Patrick D. Gallagher, President of the Olektron Operation of the Company since April 1999. Prior to joining the Company, he served from January 1998 to January 1999 as President of Microwave Device Technology Corporation. Prior to that Mr. Gallagher served for over six years as a Vice President of Alpha Industries, Inc.

     Gene L. Joles, President of the Arizona Operation of the Company since October 1997. From February 1997 to October 1997, Mr. Joles served as the President of the Space Center of the Arizona Operation. Prior thereto, Mr. Joles served as the President of the Arizona Microwave Division since June 1991. He also served concurrently as the President of the California Microwave Division from June 1992 until February 1996. From August 1988 until June 1991, Mr. Joles held the positions of Vice President, Operations and General Manager of the Active Assemblies Division of M/A-COM, Inc.

     Joseph W. Mersereau, President of the California Operation since February 2000. From November 1998 to February 2000, Mr. Mersereau was Director of Engineering of the California Operation. From Octo-ber 1991 to November 1998, Mr. Mersereau has held various positions in the California Operation including Director of New Business Development and Regional Sales Manager. Prior to joining the Company, Mr. Mersereau was a product line manager, at Western Microwave from 1985-1991 and lead engineer for GaAs FET Amplifier development at TRW Microwave from 1982-1985. Mr. Mersereau has more than 25 years of experience in new product development of microwave components and subsystems.

     Robert N. Nelsen, Vice President, Treasurer and Chief Financial Officer of the Company since August 1998. Prior to that, from 1990 to 1998, Mr. Nelsen served as Vice President at several divisions of Loral Corporation and its successors, Lockheed Martin, and L-3 Communications Corporation, including, most recently, the Display Systems Division.

     David S. Parker, Vice President, Human Resources and Administration of the Company since August 1998. Prior to that from September 1995 to August 1998, Mr. Parker served as Director, Human Resources of Loral Corporation and its successors, Lockheed Martin and L-3 Communications Corporation's Display Systems Division. From December 1991 to September 1995, Mr. Parker was the Assistant Director, Human Resources of Reynolds Electrical & Engineering Co. Mr. Parker has 25 years of human resources management experience including assignments with Honeywell Inc., Burroughs Corporation and American Can Co.

                              SECURITIES OWNERSHIP

     The following table sets forth information as of March 30, 2001 regarding beneficial ownership of Common Stock of each director and each executive officer named in the Summary Compensation Table, all directors and executive officers as a group, and each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock.

                       NAME OF OWNER                          NUMBER OF SHARES      PERCENT
                       -------------                          ----------------      -------
Directors and Officers
  John Cotumaccio...........................................        31,377(1)            *
  James V. DiLorenzo........................................       124,742(2)          1.2%
  Larry L. Hansen...........................................        32,916(3)            *
  Gene L. Joles.............................................        50,848(4)            *
  Harvey C. Krentzman.......................................        12,000(5)            *
  George E. Lombard.........................................       329,982(6)          3.2%
  Thomas G. McInerney.......................................        12,500(7)            *
  Robert N. Nelsen..........................................       125,759(8)          1.2%
  Bernard P. O'Sullivan.....................................       438,958(9)          4.4%
  Joseph Schneider..........................................        41,000(10)           *
  Thomas F. Skelly..........................................        12,500(11)           *
  All directors and executive officers as a group (11
     persons)...............................................     1,212,582(12)        11.5%

Principal Stockholders
  Caleb Loring, III.........................................     1,082,222(13)        10.9%
     c/o Essex Associates
     400 Essex Street
     Beverly Farms, MA 01915

  Shared Beneficial Ownership(14)...........................       577,850(14)         5.8%
     Ironwood Capital Management, LLC
       21 Custom House Street
       Boston, MA 02109

     Warren J. Isabelle
       22 Presidential Drive
       Southborough, MA 01722

     Richard L. Droster
       6 Blackhorse Lane
       Hingham, MA 02043

     Donald Collins
       16 Grasshopper Lane
       Lincoln, MA 01773

---------------
*  less than one percent

 Note: Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed. Includes options exercisable as of March 30, 2001, or within 60 days after such date.

 (1)  Includes 10,500 shares subject to exercisable options.

 (2)  Includes 117,500 shares subject to exercisable options.

 (3)  Includes 6,250 shares subject to exercisable options.

 (4)  Includes 2,250 shares subject to exercisable options.

 (5) Does not include 1,081,222 shares held by several trusts for the benefit of Mr. Krentzman's family members. Mr. Krentzman does not have voting or investment power over such shares and disclaims beneficial ownership over all such shares.

 (6)  Includes 303,750 shares subject to exercisable options.

 (7)  Includes 12,500 shares subject to exercisable options.

 (8)  Includes 107,500 shares subject to exercisable options.

 (9) Includes 386,458 shares over which Mr. O'Sullivan has the sole power to vote or direct the vote, 52,500 shares over which Mr. O'Sullivan has shared power to vote or direct the vote, 190,967 shares which Mr. O'Sullivan has the sole power to dispose or direct the disposition of, and 52,500 shares which Mr. O'Sullivan has shared power to dispose or direct the disposition of. Includes 52,500 shares held jointly by Mr. O'Sullivan and his wife. Also includes 117,991 shares over which Mr. O'Sullivan has the right to vote but of which William L. Murphy has the exclusive right to dispose and pecuniary interest and 77,500 shares held by a trust for the benefit of Mr. O'Sullivan's grandchildren, with respect to each of which Mr. O'Sullivan disclaims beneficial ownership. Does not include 79,867 shares held by Mr. O'Sullivan's wife and 114,000 shares held by a trust for the benefit of Mr. O'Sullivan's children, with respect to each of which Mr. O'Sullivan disclaims beneficial ownership.

(10)  Includes 25,000 shares subject to exercisable options.

(11)  Includes 12,500 shares subject to exercisable options.

(12)  See footnotes (1) through (11).

(13) Includes 1,081,222 shares held by a trust for the benefit of certain family members and other relatives of Harvey C. Krentzman and 1,000 shares held by a trust for the benefit of Mr. Loring's wife, with respect to each of which Mr. Loring disclaims beneficial ownership. Information has been obtained from a Schedule 13G/A, dated February 12, 2001, filed by Caleb Loring, III with the Securities and Exchange Commission.

(14) Information has been obtained from a Schedule 13G, dated February 12, 2001, jointly filed by Ironwood Capital, LLC, Warran J. Isabelle, Richard
      L. Droster and Donald Collins with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

1.  REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the compensation, including bonus and incentive arrangements, of the Company's Chief Executive Officer and to consider and approve or modify the recommendations of the Chief Executive Officer as to the proposed compensation of each executive officer of the Company whose aggregate compensation exceeds a threshold amount fixed by the Board, which in 2000 was $125,000.

     The compensation policy of the Company for its executive officers is based on the following principles:

     - The compensation program should support the strategic and financial objectives of the Company by rewarding its executive officers for regular and significant improvement in earnings and increase in the value of the Company's Common Stock;

     - The compensation program should reflect the highly competitive nature of the industry in which the Company operates, and the fact that the key executives throughout the industry are known to each other; and

     - An important part of the compensation program is to provide performance-based incentives to executive officers by way of equity ownership so that, with successful performance and the consequent increase in the value of the Company, their interests become more and more aligned with those of the owners of the Company's Common Stock.

     The Company's principal business is the design, development and manufacture of power management products and electronic radio frequency components and subsystems that are used in broadband wireless equipment, digital cellular/PCS wireless infrastructure equipment and defense electronics. The Company was incorporated in 1982 and has traditionally been a supplier to the defense industry. The Company's sophisticated RF, microwave and millimeter wave electronic components are used in applications such as radar, communications, and smart weapons and contain vital technology to receive, transmit and process wireless data signals. Most of the competitive entities, across a broad spectrum of the Company's product lines, are known to the members of the Committee, whose experience in the industry is extensive.

     The Chief Executive Officer's salary, bonus and, when granted, options to purchase stock of the Company, are determined annually by the Committee based on the Committee's subjective evaluation of a variety of factors, each of which is weighted, again subjectively, by each member of the Committee according to his own experience and background. Among the criteria used by each member of the Committee in making his evaluation of the appropriate compensation of the Chief Executive Officer are:

     - the compensation of the chief executives of competitive entities;

     - his influence on the performance of the Company through his management skills;

     - his ability to work with, influence and effectuate the policies of the Board of Directors;

     - his skill in long range planning for the Company's future growth and activities; and

     - the manner in which he positions the Company to succeed.

     These criteria are used by the members of the Committee in determining each element of compensation. There is no specific relationship between the performance of the Company and the compensation of the executive officers, although, with respect to bonuses and stock options, performance of the Company is given more weight by the Committee than the other criteria.

     Regarding bonuses, the Board of Directors, in accordance with the Company's bonus plan, each year sets the maximum amount available to be awarded as bonuses. Within that amount, the Committee, early in the calendar year, prescribes the bonuses for the prior year for all of the Company's executives based upon the criteria outlined above.

     Stock options are similarly determined and granted by the Committee.

                                          Respectfully submitted,

                                          Harvey C. Krentzman, Chairman
                                          Bernard P. O'Sullivan
                                          Larry L. Hansen
                                          Thomas G. McInerney

2.  REPORT OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer recommends to the Compensation Committee the proposed compensation (other than his own) of each executive officer of the Company whose base salary exceeds a threshold amount fixed by the Board, which in 2000 was $125,000. The Committee considers, and approves or modifies, the recommendations of the Chief Executive Officer.

     In making his evaluation of the performance of an executive officer in his or her area of responsibility, and in formulating his recommendation to the Committee, while the Chief Executive Officer adheres to the criteria and principles enunciated in the Committee's report set forth above, he relies most heavily on the following criteria used by the Committee:

     - the executive's influence on the performance of the Company through his or her management skills;

     - the executive's skill in long range planning for the Company's future growth and activities; and

     - the manner in which the executive positions the Company to succeed in the future.

                                          Respectfully submitted,

                                          George E. Lombard

     The following table sets forth information concerning the compensation paid or accrued by the Company to or on behalf of the Company's current and former Chief Executive Officers and each of the four other most highly compensated executive officers of the Company (hereafter referred to as the "named executive officers") during the fiscal years ended December 31, 1998, 1999 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                          ANNUAL COMPENSATION         ------------
             NAME AND                ------------------------------     OPTIONS         ALL OTHER
        PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)(1)     SAR'S(#)     COMPENSATION($)
        ------------------           ----   ---------   -----------   ------------   ---------------
George E. Lombard..................  2000   $306,923     $190,000        65,000          $64,676(2)(3)
  Chairman of the Board              1999   $280,770     $175,000            --          $65,333(2)(4)
  and Chief Executive Officer        1998   $183,531     $ 75,000       350,000          $27,233(5)
  (commencing June 1, 1998)
John Cotumaccio....................  2000   $192,456     $ 70,000         7,000          $ 5,312(2)
  President, Keltec Operation        1999   $166,734     $ 75,000        15,000          $66,835(2)(6)
  (commencing August 31, 1998)       1998   $ 62,791     $ 35,000        30,000          $    --
James V. DiLorenzo.................  2000   $284,616     $162,000        50,000          $ 5,154(2)
  President and Chief Operating      1999   $209,615     $151,200       175,000               --
  Officer, Signal Technology(7)
  (commencing March 15, 1999)
Gene L. Joles......................  2000   $167,538     $ 36,825         9,000          $ 3,853(2)
  President, Arizona Operation       1999   $161,199     $ 39,600            --          $ 1,566(2)
                                     1998   $159,923           --            --          $ 2,571(2)
Robert N. Nelsen...................  2000   $209,423     $121,500        50,000          $ 5,325(2)
  Vice President, Treasurer and      1999   $197,250     $110,565            --          $ 3,038(2)
  Chief Financial Officer            1998   $108,736     $ 45,000       175,000          $30,950(8)
  (commencing August 3, 1998)

---------------
(1) Represents bonus earned with respect to the specified year, whether or not paid during such year.

(2) Represents the Company's matching contribution for the account of the named executive officer under the Company's 401(k) plan. The normal matching contribution is 50% of the first 6% of salary contributed by the employee.

(3) Includes a $59,080 relocation payment in connection with Mr. Lombard's relocation to the Company's Danvers, Massachusetts executive offices and $5,596 paid in accordance with footnote number 2.

(4) Includes a $63,317 relocation payment in connection with Mr. Lombard's relocation to the Company's Danvers, Massachusetts executive offices and $2,016 paid in accordance with footnote number 2.

(5) Represents relocation payment in connection with Mr. Lombard's relocation to the Company's Danvers, Massachusetts executive offices.

(6) Includes a $65,578 relocation payment in connection with Mr. Cotumaccio's relocation to the Company's Fort Walton Beach, Florida offices and $1,257 paid in accordance with footnote number 2.

(7) Mr. DiLorenzo also serves as President of Signal Wireless Group.

(8) Represents relocation payment in connection with Mr. Nelsen's relocation to the Company's Danvers, Massachusetts executive offices.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning the grant of stock options to the named executive officers during the year ended on December 31, 2000.

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                               NUMBER OF      % OF TOTAL                                    RATES OF STOCK
                              SECURITIES       OPTIONS                                    PRICE APPRECIATION
                              UNDERLYING      GRANTED TO    EXERCISE OR                    FOR OPTION TERM
                                OPTIONS      EMPLOYEES IN   BASE PRICE    EXPIRATION   ------------------------
           NAME                 GRANTED      FISCAL YEAR      ($/SH)         DATE        5%($)        10%($)
           ----              -------------   ------------   -----------   ----------   ----------   -----------
John Cotumaccio............      7,000           1.2%         $19.88         2010       $ 87,500    $  221,700
James DiLorenzo............     50,000           8.4%         $19.88         2010       $625,000    $1,584,000
Gene Joles.................      9,000           1.5%         $19.88         2010       $112,500    $  285,120
George Lombard.............     65,000          10.9%         $19.88         2010       $812,500    $2,059,200
Robert Nelsen..............     50,000           8.4%         $19.88         2010       $625,000    $1,584,000

     The following table sets forth information concerning unexercised options held on December 31, 2000 by the named executive officers:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                       OPTIONS/SAR'S AT             OPTIONS/SAR'S AT
                                                      FISCAL YEAR-END (#)          FISCAL YEAR-END ($)
                                                   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                                   -------------------------    -------------------------
John Cotumaccio..................................          5,000/28,250            $   37,500/$134,738
James DiLorenzo..................................        70,000/200,000            $  389,300/$597,393
Gene Joles.......................................               0/9,000                   --
George Lombard...................................       287,500/202,500            $2,156,250/$468,750
Robert Nelsen....................................        95,000/155,000            $  712,500/$600,000

     The following graph compares the cumulative shareholder return on the Company's Common Stock over the period commencing December 29, 1995 through December 29, 2000, to that of the American Stock Exchange Index ("Amex Market Index"), the Nasdaq Stock Market Index ("Nasdaq Market Index"), and the index published by Media General Financial Services for Standard Industrial Classification Code 3679-Electronic Components, N.E.C. ("Peer Group Index") assuming the investment of $100 on December 29, 1995. In calculating cumulative total shareholder return, reinvestment of dividends is assumed. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                         CUMULATIVE SHAREHOLDER RETURN
GRAPH PERFORMANCE

                                               SIGNAL
                                             TECHNOLOGY             PEER GROUP            AMEX MARKET           NASDAQ MARKET
                                               CORP.                  INDEX                  INDEX                  INDEX
                                             ----------             ----------            -----------           -------------
1995                                           100.00                 100.00                 100.00                 100.00
1996                                           148.78                 119.79                 105.52                 124.27
1997                                           100.00                 124.21                 126.97                 152.00
1998                                            52.44                 134.58                 125.25                 214.39
1999                                           141.46                 213.48                 156.15                 378.12
2000                                           195.12                 191.93                 154.23                 237.66

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP has been the independent auditors for the Company and will serve in that capacity for the 2001 fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareowners.

                                   AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year, were $258,000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for professional services rendered for financial systems design and implementation rendered by the Company's principal accountant for the fiscal year ended December 31, 2000.

                                 ALL OTHER FEES

     The aggregate fees billed for all other services rendered by the Company's principal accountant for the fiscal year ended December 31, 2000 were $288,269.

                              AUDITOR INDEPENDENCE

     The Audit Committee has considered whether the provision of the services described under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the principal accountant's independence.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the audit financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management.

     The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec..380).

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions with management and the Company's independent accountants referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2000 and for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          Thomas F. Skelly, Chairman
                                          Larry L. Hansen
                                          Harvey C. Krentzman
                                          Joseph Schneider

                         INDEBTEDNESS OF MANAGEMENT AND
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 15, 2000, the Company made a loan of $140,000 to George E. Lombard, Chairman of the Board and Chief Executive Officer of the Company. In exchange for the loan, Mr. Lombard delivered to the Company a promissory note (the "Note") payable to the Company which provided for interest on the unpaid balance to be paid at a rate per annum equal to the average rate of interest earned by the Company on its cash investments. Under the terms of the Note, principal and interest are due and payable on or before the first anniversary of the loan. Mr. Lombard was further obligated under the terms of the Note to make a payment in the amount of any bonus received by him from the Company (net of any taxes and other amounts withheld by the Company).

     The Company entered into a letter agreement, dated as of January 23, 2001 (the "Amendment"), with Mr. Lombard amending the Note. In exchange for Mr. Lombard's continued service with the Company as Chairman and Chief Executive Officer until January 23, 2003, the Company agreed to forgive and forever cancel the Note (including all amounts due and payable thereunder) on January 23, 2003 if Mr. Lombard continues to be employed by the Company on that date. In addition, the Amendment contains certain other provisions that also allow for the forgiveness and cancellation of the Note if prior to January 23, 2003 either the Company undergoes a change of control or if Mr. Lombard becomes permanently disabled or dies. Upon forgiveness and cancellation of the Note, the Company has also agreed to pay Mr. Lombard an additional amount equal to the taxable amounts attributable to the forgiveness of interest portion of the Note. After giving effect to the forgiveness and cancellation of the Note, no principal or interest will be due to the Company from Mr. Lombard under the Note. As of March 30, 2001, the amount outstanding under the Note was $141,750.

                                 OTHER MATTERS

     As of the date of this proxy statement, the management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting of Stockholders. It is intended, however, that the persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may properly be brought before the meeting, as seems to them to be in the best interest of the Company and its stockholders.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to present a proposal for consideration at the Company's next annual meeting of stockholders must submit the proposal to the Company so that it is received at the principal executive offices of the Company, on or before December 9, 2001. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     Under the securities laws of the United States, the Company's directors, certain of its officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by such dates during 2000. During the Company's 2000 fiscal year, to the knowledge of the Company, all of these filing requirements were satisfied. In making these statements, the Company has relied upon written representations of its directors, officers, and its ten percent holders as well as copies of those reports filed with the Commission that have been furnished to the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR 2000 MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO ROBERT N. NELSEN, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER, SIGNAL TECHNOLOGY CORPORATION, 222 ROSEWOOD DRIVE, NORTHWOODS BUSINESS PARK, DANVERS, MA 01923. THE COMPANY'S ANNUAL REPORT ON FORM 10-K MAY ALSO BE VIEWED ON THE INTERNET BY ACCESSING THE COMPANY'S HOME PAGE AT HTTP://WWW.SIGTECH.COM.

                                                                       EXHIBIT 1

                         SIGNAL TECHNOLOGY CORPORATION
                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The Audit Committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his role, each committee member will obtain an understanding of the company's business, operations and risks.

ORGANIZATION

     Include details about the:

     - Size of committee; 4

     - Independence of members; a member must not be a member of the management team

     - Frequency of meetings; quarterly prior to release of earnings and at year-end as a minimum

     - Appointment of chairperson will be by majority vote of the entire Board

ROLES AND RESPONSIBILITIES

  Internal Control

     - Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

     - Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

     - Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management; and

     - Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

  Financial Reporting

     General

     - Review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the financial statements;

     - Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

     Annual Financial Statements

     - Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;

     - Pay particular attention to complex and/or unusual transactions such as restructuring charges and M&A related disclosures;

     - Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and the disclosure of obsolete or slow-moving inventory; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

     - Meet with management and the external auditors to review the financial statements and the results of the audit;

     - Review management's handling of proposed audit adjustments identified by the external auditors;

     - Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations;

     - Ensure that the external auditors communicate certain required matters to the committee.

     Interim Financial Statements

     - Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

     - Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review. (This may be done by the committee chairperson or the entire committee);

     - To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:

      E Actual financial results for the quarter or interim period varied significantly from projected results;

      E Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices;

      E Generally accepted accounting principles have been consistently applied.

  Other Responsibilities

     - Meet with the external auditors and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately,

     - Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis;

     - Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;

     - Review the policies and procedures in effect for considering officers' expenses and perquisites;

     - If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

     - Perform other oversight functions as requested by the full board; and

     - Review and update the charter; receive approval of changes from the board.

  Reporting Responsibilities

     - Regularly update the board of directors about committee activities and make appropriate recommendations.

  External Audit

     - Review the external auditors' proposed audit scope and approach;

     - Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors;

     - Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditor's assertion of their independence in accordance with professional standards.

                                                                       EXHIBIT 2

                         SIGNAL TECHNOLOGY CORPORATION
                           2001 EQUITY INCENTIVE PLAN

1.  PURPOSE

     The purposes of the Signal Technology Corporation 2001 Equity Incentive Plan are: (a) to attract and retain key employees and consultants, to provide an incentive for them and other persons having a business relationship with Signal Technology Corporation; (b) to assist the Company achieving long-range performance goals; and (c) to enable such key employees and consultants to participate in the long-term growth of the Company. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.  DEFINITIONS

     As used in this Plan, the following terms shall have the following meanings:

     2.1. Accelerate, Accelerated, and Acceleration, when used with respect to an Option, means that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

     2.2. Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to that transaction.

     2.3. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.4. Award means any grant of Options or issuance of Restricted Stock or Stock pursuant to the Plan.

     2.5. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.6.  Board means the Company's Board of Directors.

     2.7.  Change of Control means any of the following transactions:

          (a) any Acquisition, or

          (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), other than the Company or an Affiliate, directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, or

          (c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time that election or nomination was approved by the Board.

     2.8. Code means the Internal Revenue Code of 1986, as amended from time to time.

     2.9. Committee means a committee of not less than three members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

     2.10. Common Stock or Stock means common stock, par value $.01 per share, of the Company.

     2.11. Company means Signal Technology Corporation, a corporation organized under the laws of the State of Delaware.

     2.12. Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.13. Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.14. Market Value means the value of a share of Common Stock on any date as determined by the Committee.

     2.15.  Nonstatutory Option means any Option that is not an Incentive
Option.

     2.16.  Option means an option to purchase shares of Common Stock.

     2.17. Optionee means a Participant to whom an Option shall have been granted under the Plan.

     2.18.  Participant means any holder of an outstanding Award under the Plan.

     2.19. Plan means this 2001 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

     2.20. Reporting Person means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     2.21.  Restricted Stock means Common Stock subject to a Risk of Forfeiture.

     2.22. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.23. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.24. Stock Grant means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     2.25. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.  TERM OF THE PLAN

     Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's shareholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to shareholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the shareholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.  STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 hereof, the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan shall not exceed one million five hundred thousand (1,500,000) shares of Common Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased by the Optionee or forfeited by the recipient shall again be available for Awards to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.  ADMINISTRATION

     The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Committee's exercise of its authorities hereunder. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for the Participants who are not Reporting Persons and a maximum for any one Participant. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under this Plan or an Award made pursuant to hereto. 6. AUTHORIZATION AND ELIGIBILITY

     The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Common Stock subject to the Plan.

     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.  SPECIFIC TERMS OF AWARDS

     7.1.  Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b) Exercise Price. The price at which shares may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall be not less than 50% of the Market Value of Common Stock on the Grant Date.

          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d) Exercisability An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time, but only if, in the case of an Incentive Option, the Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e) Termination of Association with the Company. Unless the Committee shall provide otherwise for any Option, if the Optionee's employment or other association with the Company and its Affiliates ends for any reason, including because of the Optionee's employer ceasing to be an Affiliate, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          (f) Transferability. Except as otherwise provided in this subsection, Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that the Option may be transferred by the recipient to an immediate family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant.

          (g) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of an Incentive Option or on or after grant of an Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

             (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or

             (ii) the Optionee's executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

        Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Stock becomes traded on an established market. Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

          (h) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

          (j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

     7.2.  Restricted Stock.

          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

        The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Signal Technology Corporation 2001 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Signal Technology Corporation. Copies of such Plan and Agreement are on file in the offices of Signal Technology Corporation.

          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the

     Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of
     Award. Except as otherwise provided in the Plan, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends with respect to the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

          (f) Termination of Association with the Company. Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Restriction Period, including because of the Participant's employer ceasing to be an Affiliate during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     7.3. Stock Grants. Stock Grants may be awarded in such limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     7.4. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

8.  ADJUSTMENT PROVISIONS

     8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 3, 2001. Subject to Section 8.2, if subsequent to that date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     8.2. Change in Control. In the event of a Change in Control any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option not then exercisable in full shall accelerate in full.

     8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

     8.4.  Related Matters.  Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this
Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.  SETTLEMENT OF AWARDS

     9.1. Violation of Law. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until approval shall have been obtained from such governmental agencies as may be required under any applicable law, rule, or regulation. The Company shall make all reasonable efforts to bring about the occurrence of said events.

     9.2. Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

     9.3. Placement of Legends; Stop Orders; etc. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.4. Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

10.  RESERVATION OF STOCK

     The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.  NO SPECIAL EMPLOYMENT OR OTHER RIGHTS

     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  TERMINATION AND AMENDMENT OF THE PLAN

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall materially impair the rights of the recipient of such Award without his or her consent.

14.  NOTICES AND OTHER COMMUNICATIONS

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15.  GOVERNING LAW

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

                                                                       EXHIBIT 3

                         SIGNAL TECHNOLOGY CORPORATION
               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                              ARTICLE I -- PURPOSE

     1.01.  Purpose.

     This Amended and Restated Signal Technology Corporation Employee Stock Purchase Plan (the "Plan") is intended to provide the employees of Signal Technology Corporation (hereinafter referred to as the "Company") the opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

                           ARTICLE II -- DEFINITIONS

     2.01. "Base Pay" means regular straight-time earnings, excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other incentive payments.

     2.02.  "Committee" means the individuals described in Article X.

     2.03. "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

     2.04. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week and more than five months per calendar year.

     2.05. "Plan Administrator" means the Company's Vice President, Human Resources and Administration.

                  ARTICLE III -- ELIGIBILITY AND PARTICIPATION

     3.01.  Initial Eligibility.

     Except as otherwise provided in the Plan, each and every Employee of the Company shall be eligible to participate in Offerings (as hereinafter defined) which commence on or after the respective Employee's commencement date of employment.

     3.02.  Leave of Absence.

     For purposes of participation in the Plan, an Employee on leave of absence shall be deemed to be an Employee for the first one hundred eighty (180) days of such leave of absence, and such Employee's employment shall be deemed to terminate at the close of business on the 180th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 180(th) day. Termination of any Employee's leave of absence, other than termination of such leave of absence by return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan, and shall terminate such Employee's participation in the Plan and right to exercise any option hereunder.

     3.03.  Restrictions on Participation.

     Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if:

          (a) immediately after the grant, such Employee would own Common Stock and/or hold outstanding options to purchase Common Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) such option permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for the calendar year in which such option is outstanding.

     3.04.  Commencement of Participation.

     An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and delivering it to the Plan Administrator on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his or her authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date (as hereinafter defined) of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Article VIII.

                            ARTICLE IV -- OFFERINGS

     4.01.  Semi-Annual Offerings.

     The Plan will be implemented through ten (10) semi-annual offerings (the "Offerings" and each an "Offering") of the Company's Common Stock. The initial Offering shall commence on July 1, 1997, and shall terminate on December 31, 1997. The subsequent Offerings shall commence on the first day of the following January and on the first day of the following July, and shall terminate on the 30th day of June and the 31st day of December, respectively, with the last Offering commencing on January 1, 2003. The maximum number of shares of the Company's Common Stock to be issued in each Offering shall be seventy-five thousand (75,000) shares, plus unissued shares from any prior Offerings, whether offered or not.

     As used in the Plan, "Offering Commencement Date" means January 1, or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means June 30 or December 31, as the case may be, on which the particular Offering terminates.

                        ARTICLE V -- PAYROLL DEDUCTIONS

     5.01.  Amount of Deduction.

     At the time a participant files his or her authorization for payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at a rate not less than one percent (1%) and not more than ten percent (10%) of his or her Base Pay in effect at the Offering Commencement Date of such Offering.

     5.02.  Participant's Account.

     All payroll deductions from Base Pay made for a participant shall be credited to his or her account under the Plan (a "Plan Account"). A participant may not make any separate cash payment into his or her Plan Account except when on leave of absence and then only as provided in Section 5.04.

     5.03.  Changes in Payroll Deductions.

     A participant may discontinue his or her participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his or her payroll deductions for that Offering.

     5.04.  Leave of Absence.

     If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her Plan Account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

     5.05.  Limitation on Plan Deductions.

     Notwithstanding any provisions of the Plan to the contrary, no deduction shall be made from an Employee's Base Pay, and no contribution to an Employee's Plan Account pursuant to Section 5.04 shall be accepted, to the extent that such deduction or such contribution would cause the balance in such Employee's Plan Account to exceed the sum of $10,000 at any time.

                        ARTICLE VI -- GRANTING OF OPTION

     6.01.  Number of Option Shares.

     Subject to Section 5.05 hereof, on the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock of the Company equal to an amount determined as follows:

          (a) that percentage of the Employee's Base Pay which he or she has elected to have deducted (but not in any case in excess of ten percent (10%)), multiplied by

          (b) the Employee's Base Pay during the period of the Offering, divided by

          (c) 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date.

     For purposes of subsection (c) of this Section 6.01, the market value of the Company's Common Stock shall be determined as provided in subsections (a) and (b) of Section 6.02 below.

     An Employee's Base Pay during the period of an Offering shall be determined by multiplying his or her normal weekly rate of pay (as in effect on the last day prior to the Offering Commencement Date of the particular Offering) by 26, or the hourly rate by 1040, as the case may be, provided that, in the case of an eligible part-time hourly Employee, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

     6.02.  Option Price.

     The option price of Common Stock purchased with payroll deductions made during an Offering for a participant therein shall be the lower of:

          (a) 85% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the American Stock Exchange; or

          (b) 85% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the American Stock Exchange.

     If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purposes hereof by the Committee.

                       ARTICLE VII -- EXERCISE OF OPTION

     7.01.  Automatic Exercise.

     Unless a participant gives written notice to the Company as hereinafter provided, his or her option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her Plan Account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.01), and any excess in his or her Plan Account at that time will be returned to him or her.

     7.02.  Withdrawal of Plan Account.

     By written notice to the Plan Administrator not less than five (5) business days prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her Plan Account at such time.

     7.03.  Fractional Shares.

     Fractional shares will not be issued under the Plan and any balance in an Employee's Plan Account which would have been used to purchase fractional shares will be returned to such Employee promptly following the termination of an Offering.

     7.04.  Transferability of Option.

     During a participant's lifetime, options held by the participant shall be exercisable only by the participant.

     7.05.  Delivery of Stock.

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant the Common Stock purchased upon exercise of his or her option.

                           ARTICLE VIII -- WITHDRAWAL

     8.01.  In General.

     As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his or her Plan Account by giving written notice of his or her intention to withdraw (a "Withdrawal Notice") to the Plan Administrator no later than five (5) business days prior to the Offering Termination Date applicable to any Offering. Upon the Company's timely receipt of the Withdrawal Notice, all of the participant's payroll deductions credited to his or her Plan Account will be paid to him or her, and no further payroll deductions will be made from his or her pay during such Offering.

     8.02.  Effect on Subsequent Participation.

     Unless a participants expressly indicates to the contrary in the Withdrawal Notice, a participant's withdrawal from any Offering will not have any effect upon his or her participation in any succeeding Offering, or in any similar plan which may hereafter be adopted by the Company.

     8.03.  Termination of Employment.

     Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond one hundred eighty (180)
days), the payroll deductions credited to his or her Plan Account will be returned to him or her, or, in the case of his or her death subsequent to the termination of his or her employment, to the person or persons entitled thereto under Section 11.01.

     8.04.  Termination of Employment Due to Death.

     Upon termination of the participant's employment because of his or her death, his or her beneficiary (as defined in Section 11.01) shall have the right to elect, by written notice given to the Plan Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

          (a) to withdraw all of the payroll deductions credited to the participant's Plan Account under the Plan, or

          (b) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's Plan Account at the date of the participant's death will purchase at the applicable option price, and any excess in such Plan Account will be returned to said beneficiary.

     In the event that no such written notice of election shall be duly received by the office of the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to subsection (b) of this Section 8.04, to exercise the participant's option.

     8.05.  Leave of Absence.

     A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than one hundred eighty
(180) days and who therefore is not an Employee for purposes of the Plan shall not be entitled to participate in any Offering commencing after the 180th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three (3) months from the 180th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                              ARTICLE IX -- STOCK

     9.01. Maximum Shares. The maximum number of shares of the Company's Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 11.04, shall be seventy-five thousand (75,000) shares in each Offering (plus in each Offering all unissued shares from prior Offerings, whether offered or not), not to exceed four hundred sixty-eight thousand (468,000) shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Plan Account of each participant shall be returned to him or her as promptly as possible.

     9.02.  Participant's Interest in Option Stock.

     The participant will have no interest in Common Stock covered by his or her option until such option has been exercised.

     9.03.  Registration of Stock.

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law.

     9.04.  Restrictions on Exercise.

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official or issuance, on the American Stock Exchange or another stock exchange, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                          ARTICLE X -- ADMINISTRATION

     10.01.  Appointment of Committee.

     The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than three (3) members of the Board of Directors. No member of the Committee shall be eligible to purchase Common Stock under the Plan. In the absence of the appointment of a separate committee to administer the Plan, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors.

     10.02.  Authority of Committee.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding upon all Plan participants.

     10.03.  Rules Governing the Administration of the Committee.

     The Board of Directors may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XI -- MISCELLANEOUS

     11.01.  Designation of Beneficiary.

     A participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant's and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common

Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

     11.02.  Transferability.

     Neither payroll deductions credited to a participant's Plan Account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

     11.03.  Use of Funds.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     11.04.  Adjustment Upon Changes in Capitalization.

          (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and to the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Section 11.04, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation (any of such transactions being hereinafter referred to as a "Terminating Transaction"), the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of initiating Transaction. The Board of Directors shall take such steps in connection with any such Terminating Transaction as the Board shall deem necessary to ensure that the provisions of this Section 11.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     11.05.  Amendment and Termination.

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation, (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 11.04); (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Employee under such option.

     11.06.  Effective Date.

     The Plan, as amended and restated, shall become effective upon approval by the holders of the majority of the Common Stock present and represented at the annual meeting of the stockholders to be held on May 4, 1999. If the Plan is not so approved, the Plan, as amended and restated, shall not become effective.

     11.07.  No Employment Rights.

     The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     11.08.  Effect of Plan.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

     11.09.  Governing Law.

     The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                                                 SKU #1191-PS-01

                                   DETACH HERE

                               COMMON STOCK PROXY

                          SIGNAL TECHNOLOGY CORPORATION

                         Annual Meeting of Stockholders
                             To Be Held May 15, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         Revoking any such prior appointment, the undersigned, a stockholder of SIGNAL TECHNOLOGY CORPORATION, hereby appoints GEORGE E. LOMBARD, ROBERT N. NELSEN AND ROGER D. FELDMAN, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the offices of Bingham Dana LLP, 16th Floor, 150 Federal Street, Boston, Massachusetts, on May 15, 2001, at 9:00 a.m., and at any adjournments or postponements thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse side.


-----------                                                          -----------
SEE REVERSE              CONTINUED AND TO BE SIGNED ON               SEE REVERSE
    SIDE                      THE REVERSE SIDE                          SIDE
-----------                                                          -----------

                                   DETACH HERE


     Please mark
[X]  votes as in
     this example.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3) AND, AS TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING, IN THE MANNER PERSONS NAMED AS PROXIES BELIEVE TO BE IN THE BEST INTERESTS OF SIGNAL TECHNOLOGY CORPORATION.



1.    ELECTION OF DIRECTORS                             2.    RATIFICATION OF APPROVAL OF THE 2001 EQUITY
      Nominees: O'SULLIVAN AND SCHNEIDER.                     INCENTIVE PLAN.
         FOR             WITHHELD
         [_]               [_]                                FOR      [_]
                                                              AGAINST  [_]
                                                              ABSTAIN  [_]

[_]   _____________________________________
      Votes withheld for the nominees noted
      above

3.    RATIFICATION OF EXTENSION OF THE EMPLOYEE STOCK   4.    Upon any other matter which may properly come
      PURCHASE PLAN AND INCREASE OF NUMBER OF SHARES          before the meeting or any adjournments thereof.
      SUBJECT TO ISSUANCE THEREUNDER.

      FOR      [_]
      AGAINST  [_]
      ABSTAIN  [_]

                                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

                                                        PLEASE SIGN, DATE AND RETURN PROXY
                                                        PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                        When shares are held by joint tenants
                                                        both should sign. When signing as
                                                        attorney, executor, administrator,
                                                        trustee or guardian, please give full
                                                        title as such. If a corporation, please
                                                        sign in full corporate name by President
                                                        or other authorized officer. If a
                                                        partnership, please sign in partnership
                                                        name by authorized person.


                                                        Please sign exactly as name appears hereon.


Signature:____________________  Date:__________   Signature:______________________  Date:____________


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